

Investor 101 Presentation

October 2023

PAYCHEX®

HR | Payroll | Benefits | Insurance

Forward-Looking Statements

Certain written and oral statements made by management may constitute “forward-looking statements” within the meaning of the safe-harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results and financial conditions may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance upon any of these forward-looking statements. The information provided in this document is based upon the facts and circumstances known at this time, and any forward-looking statement made in this document speaks only as of the date on which it was made. Except as required by law, we undertake no obligation to update these forward-looking statements after the date of issuance of this document to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.

THE PAYCHEX STORY

Paychex – A Technology-Driven Growth Company

1

Leader in attractive markets

2

Innovative technology leader and trusted advisor – a key differentiator

3

Predictable and powerful business model

4

Sustainable growth and delivering long-term postive impact



Paychex At-A-Glance – Leader in Human Capital Management (HCM) Solutions

Market Leader

Leading provider of HCM Solutions to SMBs with unique combination of **HR Technology** and tech-enabled **Advisory Solutions**

Consistent Growth

11%

Adjusted Diluted EPS [1] CAGR last 5 Years

Margins

#1

Best operating margins in industry at ~41%

Technology

Leading technology platforms recognized for innovation

Growing Client Base

~740,000

Payroll Clients

~2,200,000

HR Outsourcing client worksite employees

Improving Retention



Revenue Retention
90%
80%
FY18
FY23

Comprehensive Suite of HCM & HR Solutions





Management Solutions **76%**

PEO[2] & Insurance Solutions **24%**

% Service Revenue

Purpose: Help Businesses Succeed

Data is as of May 31, 2023, or for the fiscal year ended May 31, 2023 ("FY23")

1 Adjusted Diluted Earnings per Share ("EPS") is not a United States ("U.S") generally accepted accounting principle ("GAAP") measure and excludes the impact of certain discrete tax and one-time items. Refer to the FY23 Annual Report on Form 10-K for further discussion of this measure and a reconciliation to the corresponding GAAP measure

2 PEO is Professional Employer Organization

PAYCHEX

Leader in Small and Midsized Business Markets

HR Outsourcing



- #1 HR Outsourcer
- 2.2M ASO[1] and PEO worksite employees
- ~700 HR Professionals

Payroll & HCM Software



- Top 2 in both small and mid-market[2]
- $750B+ financial transactions processed
- Pay 1 in 12 American private sector workers

Retirement



- #1 401(k) recordkeeper in the U.S.[3]
- 113K 401(k) plans
- 1.4M participants

Insurance



- A top insurance agency in the U.S.
- ~$3B+ in premiums paid
- >200K H&B applicants

Data is as of May 31, 2023 or for FY23

1 ASO is Administrative Services Organization
2 HCM companies; Small is <49 employees, midsized is 50-1K employees
3 PLANSPONSOR magazine's annual Recordkeeping Survey

Leader in Large and Growing HCM Market

Market Size – Employees[1]
(Total U.S.)


Employees
134M
SMB[2] Segment
1-1,000 Employees
69M
Paychex
~10M

$90B+
Market Opportunity (U.S.)

5-7%
Market Growth (U.S.)

14%
(Share of U.S. SMB employees)

1 *Census data*
2 *SMB is Small or Midsize Business*

Secular Tailwinds Play to Our Strengths

Market Trends

Technology Innovation and Adoption

- Shift to unified software suites on cloud platform



- Self-service and e-commerce
  Acceleration of digital adoption



- Analytics and reporting
  Large data sets win in this world



Complexity in Employer-Employee Relations

- Increasing number and complexity of regulations



- Changing workforce dynamics
  Remote and non-traditional



- Attracting and retaining talent
  Structural long-term labor shortage



Paychex Advantage


Leader in innovative HCM solutions for small and midsize businesses and trusted advisor on navigating a complex world

A CLOSER LOOK

Well-Positioned in Fast Growing Market Segments

	HCM Technology	HR Outsourcing
Market Tailwinds	Adoption of cloud HCM software by SMBs HR automation/digitalization and distributed workforces with increasing employee engagement Integration of AI solutions with HCM platforms	Secular increase in demand for assistance with navigating a complex regulatory and HR environment Ability to offer affordable, competitive benefits to attract and retain talent
Paychex Solutions	Comprehensive suite of integrated, cloud-based software to help businesses automate HR processes and manage distributed workforces Leverage large data set to provide customers more personal experiences, solutions, and insights	Unique combination of leading HR technology, competitive benefits, and HR advisory services Large data set to support advisory services Available through both ASO and PEO models depending on customer needs

What Differentiates Paychex



Powerful Experience Stack

Analytical Insights via Data
(Engaging millions of SMBs and their employees daily)

1. Award-winning SaaS platforms and customer experiences
2. HR advisory & compliance expertise
3. Comprehensive suite of solutions for SMBs
4. Analytic and AI capabilities powered by large data sets
5. Mobile & self-service capabilities with insightful analytics
6. Personalized, tech-enabled services

THE PAYCHEX STORY

Paychex – A Technology-Driven Growth Company

1

Leader in attractive markets

2

Innovative technology leader and trusted advisor – a key differentiator

3

Predictable and powerful business model

4

Sustainable growth and delivering long-term postive impact



Comprehensive Suite of Leading HCM Solutions

Full Range of Integrated HCM Solutions from Hire to Retire for Businesses and Employees

Integrated Technology
(with Open APIs)

- Recruiting, Applicant Tracking, Onboarding
- HR Services
- Analytics
- Retirement
- Payroll
- Insurance
- Time & Attendance
- Benefits Administration
- Talent Management

Complete Solution Set for SMB Life Cycle


Life-Time Value
Integrated HCM w/ APIs
Integrated HCM w/ PAYX Ancillary*
HR Outsourcing

* Retirement Plan

Leading Technology Provider Leveraging Industry Leading Partners and APIs

Azure	Apache	APPDYNAMICS	aws	ARISTA	clover	docker
EQUIFAX	Google	HIRE RIGHT	Java	kubernetes	indeed	mongoDB.
Jirav	RED HAT OPENSHIFT	sage Intacct	splunk>	spring	xero	Altametrics

Recognized as an Industry Innovation Leader

Recent awards for Most Admired, Most Ethical, and Most Innovative Companies

1st	1st	1st
Real-Time Payments for Payroll	Pooled Employer Plans	Paycheck Protection Program
RTP Offerings	PEP Offerings	PPP COVID-19 App Tools

Innovation Horizon

Customer Experience Focused
Owner | HR | Employee
Strategic Partners

Expanded Advisory Services
Tech-Enabled

Continued Leadership in HR Technology and Digital HR Solutions

DIGITAL HCM LEADER

Digitalization: Sales and Self-Onboarding
(eCommerce)

Artificial Intelligence
Paychex Flex Intelligence Engine

Data Analytics
with Advisory Solutions

Expanded Integrations
(APIs)

Well Positioned to Capture the AI Opportunity

Large and Growing Data Sets

Paychex has one of the largest SMB data sets in the industry – provides competitive advantage

- ~740K clients and 10M+ employees paid
- Millions of interactions with clients and their employees every day
- Extensive knowledge base of HR rules and regulations

History and Experience Leveraging AI

We have been leveraging AI for years across the entire business – ahead of the curve

- Predictive analytics and AI models – over 200 deployed
- RPA and Chatbots driving service efficiencies and improved customer experience
- Predictive analytics offerings for customers (Retention Insights)

Investing to Realize the Full Potential of AI

Accelerating AI investments to improve efficiency, enhance customer experience, and unlock new growth opportunities

- Targeting the right prospects at the right time
- Providing enhanced, personalized customer experience
- Driving efficiencies throughout the entire organization
- Embedding in our solutions to provide trusted insights/guidance

Data is as of May 31, 2023 or for FY23

Paychex – A Technology-Driven Growth Company

1	2	3	4
Leader in attractive markets	**Innovative** technology leader and trusted advisor – a key differentiator	**Predictable** and powerful business model	**Sustainable** growth and delivering long-term postive impact



Predictable and Powerful Business Model

1 Growing client base and expanding product attachment with high retention

2 Consistent revenue and earnings growth profile


PAYCHEX®
HR | Payroll | Benefits | Insurance

3 Strong cash flow engine

4 Disciplined and shareholder friendly capital allocation

Consistent Revenue and Earnings Growth Profile


Total Revenue
$5.0B
8%
CAGR
$2.3B
FY13
FY14
FY15
FY16
FY17
FY18²
FY19
FY20
FY21
FY22
FY23


Adjusted Diluted EPS¹
$4.27
11%
CAGR
$1.56
FY13
FY14
FY15
FY16
FY17
FY18² ³
FY19
FY20
FY21
FY22
FY23

Industry-Leading Operating Margins

1 Adjusted Diluted EPS is a non-GAAP measure, which excludes the impact of certain discrete tax and one-time items. Refer to our FY23 Annual Report on Form 10-K for a discussion of this measure and a reconciliation to the corresponding GAAP measure
2 Accounting Standards Codification Topic 606, "Revenue from Contracts with Customers" was adopted effective June 1, 2018. FY18 results were adjusted to reflect a comparable presentation
3 Adjusted Diluted EPS growth for FY18 was impacted by the Tax Cuts and Jobs Act of 2017

Paychex Transformation – Technology and HR Solutions

56%

FY23 Service Revenue in Non-Payroll Solutions

+46%

HR Outsourcing Organic WSE Growth - FY19-23
(ASO + PEO)

Management Solutions (FY23)



$3.7B
5% - 10%
Other
25% - 30%
HR Solutions (ASO)
5% - 10%
Retirement
55% - 60%
Payroll & HCM Software

PEO & Insurance Solutions (FY23)



$1.2B
15% - 20%
Insurance Solutions
80% - 85%
PEO

Paychex Transformation: Technology Delivering Results for Customers and Shareholders

Increased Investments in Technology & Digital



FY18
FY23

13%	Tech-enabled HCM revenue growth (5-year CAGR)
90%	% of clients use our technology
40%	Increase in mobile sessions (FY20-23 CAGR)
~50%	% of sales digitally enabled

Strong Cash Flow Engine

Strong Cash Flow
($B)



$B
$1.5
$1.0
$0.5
$0.0
Free Cash Flow
Dividends
FY19
FY20
FY21
FY22
FY23

Attractive Metrics
(FY23)

Free Cash Flow	$1.5B
Capital Intensity	LOW
Total Cash & Corp. Investments	$1.6B
Return on Equity	48%



Disciplined and Shareholder-Friendly Capital Allocation Priorities

1 Invest in the Business



- Technology Platform
- Digital and Advisory Solutions
- Sales & Marketing
- Customer Experience

2 Return Capital to Shareholders



- Industry-leading dividend yield with target payout ratio of 70-80%
- Returned over **$5B** to shareholders over last 5 years (FY19-FY23)

3 Strategic M&A



- PEO expansion
- Technology Tuck-ins
- Scale Transactions
- International
- Near adjacencies

Environmental, Social, and Governance (“ESG”) continues to be an area of focus and foundational to our organizational purpose

Paychex Values in Action: ESG Efforts are Woven into the Company Strategies with Strong Results

Environmental


PAYCHEX

- ✓ Published ESG Report
- ✓ Announced ambition to reach Net Zero GHG by 2050
- ✓ Excellent external scores
  - MSCI ESG Rating of AA
  - Sustainalytics ESG Risk Rating of "Low Risk"

Social



- ✓ DEI Efforts
  - Systemic approach
  - Building culture of inclusion
  - Developing strategic community partnerships
- ✓ Pay Equity Review
  - 61% of workforce is female
  - Achieved 100% pay equity in the U.S.

Governance



- ✓ Board refreshment, with focus on DEI (of last four new board members: two female and one racially diverse)
- ✓ Board increasing oversight of ESG and cyber security
- ✓ Majority of Board is independent
- ✓ Nominating & ESG and Compensation & Leadership committees of the Board comprised of independent directors

Integrity | Innovation | Service | Respect | Partnership | Accountability

Paychex – A Technology-Driven Growth Company

1

Leader in attractive markets

2

Innovative technology leader and trusted advisor – a key differentiator

3

Predictable and powerful business model

4

Sustainable growth and delivering long-term postive impact



Long Growth Runway – Multiple Drivers



1. **Grow Client Base and Market Share:**
   Channels, Partners, eCommerce, Digital Marketing, and Acquisitions
2. **Expand Share of Wallet:**
   HCM Software, HR, Retirement, Insurance, and Payments
3. **Leverage Technology Innovations:**
   AI, personalization, data analytics, integrations, self-sufficiency
4. **Monetize Data and Access to Employees:**
   Monetize data and create new solutions for clients' employees
5. **Execute Strategic M&A:**
   Industry consolidation, technology plays, near adjacency opportunities

Mid-Term Financial Goals

Total Revenue Growth	Adjusted EPS Growth	Operating Margins	Dividend Growth
Upper Single-Digit	Upper Single- to Double-Digit	Margin Expansion	Consistent with Earnings Growth

Paychex – A Technology-Driven Growth Company

1

Leader
in attractive markets

2

Innovative
technology leader and trusted advisor – a key differentiator

3

Predictable
and powerful business model

4

Sustainable
growth and delivering long-term postive impact

